UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Odonate Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2021

To the Stockholders of Odonate Therapeutics, Inc.:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Odonate Therapeutics, Inc. (the “Company”) will be held on June 24, 2021 at 9:00 a.m. Pacific Time via a live webcast. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying Definitive Proxy Statement (the “Proxy Statement”):

1.	To elect the 5 director nominees named in the Proxy Statement to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

3.	To approve the Company’s executive compensation on an advisory basis; and

4.	To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 7, 2021 are entitled to notice of, and to vote on, the proposals described in the Proxy Statement.

To attend the live webcast, you must register in advance at www.proxydocs.com/ODT by 2:00 p.m. Pacific Time on June 22, 2021 using the control number shown on your proxy card or voting instruction form. Once your registration is complete, further instructions, including unique links to access the Annual Meeting and submit questions, will be emailed to you.

By Order of the Board of Directors,

/s/ Kevin Tang
Kevin Tang Chairman and Chief Executive Officer

New York, New York
June 1, 2021

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to Be Held on June 24, 2021

The Proxy Statement and Annual Report for the year ended December 31, 2020 are available at www.proxydocs.com/ODT.

i

DEFINITIVE PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Why am I receiving these proxy materials?

You are receiving these proxy materials, including this Definitive Proxy Statement (the “Proxy Statement”), the Notice of the 2021 Annual Meeting of Stockholders, the 2020 Annual Report and the proxy card or voting instruction form, in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Odonate Therapeutics, Inc. (“we,” “us,” “our” or the “Company”) for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 24, 2021 at 9:00 a.m. Pacific Time via a live webcast, or at any other time following adjournments or postponements thereof. You are invited to attend the Annual Meeting and are entitled to, and requested to, vote on the proposals described in this Proxy Statement. The proxy materials are being mailed to our stockholders on or about June 4, 2021.

How can I attend the Annual Meeting?

The Annual Meeting will be conducted via a live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. To attend the live webcast, you must register in advance at www.proxydocs.com/ODT by 2:00 p.m. Pacific Time on June 22, 2021 (the “Registration Deadline”) using the control number shown on your proxy card or voting instruction form. Once your registration is complete, further instructions, including unique links to access the Annual Meeting and submit questions, will be emailed to you.

Who can vote?

Only stockholders of record at the close of business on May 7, 2021 (the “Record Date”) are entitled to notice of, and to vote on, the proposals described in this Proxy Statement at the Annual Meeting. At the close of business on the Record Date, 38,507,109 shares of our common stock were issued and outstanding. A list of stockholders entitled to vote will be available for inspection during the Annual Meeting.

What is the difference between holding shares of common stock as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If your shares of common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered to be, with respect to those shares of common stock, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote online at the Annual Meeting, vote in advance of the Annual Meeting by proxy using the enclosed proxy card or vote in advance of the Annual Meeting by proxy via telephone or the Internet.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If your shares of common stock are held by a broker, fiduciary or custodian, you are considered the beneficial owner of shares of common stock held in “street name,” and these proxy materials are being forwarded to you from that broker, fiduciary or custodian. As the beneficial owner of shares of common stock held in “street name,” you have the right to direct your broker, fiduciary or custodian how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote online at the Annual Meeting unless you obtain a “legal proxy” from your broker, fiduciary or custodian giving you the right to vote at the Annual Meeting.

What am I voting on?

The proposals to be voted on at the Annual Meeting are as follows:

1.	Election of the 5 director nominees named in this Proxy Statement to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	Ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.	Advisory approval of the Company’s executive compensation.

How does the Board recommend that I vote?

The Board recommends that you vote your shares of common stock “FOR” each director nominee and “FOR” Proposals 2 and 3.

What if another matter is properly brought before the Annual Meeting?

As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote on such matters in accordance with their best judgment.

How many votes do I have?

Each share of common stock is entitled to one vote on each proposal to be voted on at the Annual Meeting. Shares of common stock cannot be voted at the Annual Meeting unless the holder thereof is present at the Annual Meeting, either in attendance via the live webcast or represented by proxy.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares of common stock may be registered in more than one name or held in different accounts. Please complete, sign, date and return each proxy card or voting instruction form that you receive to ensure that all of your shares of common stock are voted.

How do I vote?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are the stockholder of record, you may vote online at the Annual Meeting, vote in advance of the Annual Meeting by proxy using the enclosed proxy card or vote in advance of the Annual Meeting by proxy via telephone or the Internet. To attend the live webcast and vote online at the Annual Meeting, you must register in advance at www.proxydocs.com/ODT by the Registration Deadline. Alternatively, we have enclosed a proxy card for you to use, which also contains instructions on how to vote via telephone or the Internet. The shares of common stock represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the accompanying proxy card in accordance with the instructions indicated on the proxy card. Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote by proxy so that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner of shares of common stock held in “street name,” you may direct your broker, fiduciary or custodian how to vote using the enclosed voting instruction form provided by your broker, fiduciary or custodian. Since you are not the stockholder of record, you may not vote online at the Annual Meeting unless you obtain a “legal proxy” from your broker, fiduciary or custodian giving you the right to vote at the Annual Meeting.

What happens if I do not vote?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are the stockholder of record and do not vote online at the Annual Meeting, vote in advance of the Annual Meeting by proxy using the enclosed proxy card or vote in advance of the Annual Meeting by proxy via telephone or the Internet, your shares of common stock will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner of shares of common stock held in “street name” and do not direct your broker, fiduciary or custodian how to vote your shares of common stock, your broker, fiduciary or custodian will only be able to vote your shares of common stock with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares of common stock with respect to “non-routine” proposals. Such inability of your broker, fiduciary or custodian to vote on a “non‑routine” proposal for which no instruction is received from the beneficial owner is referred to as a “broker non-vote.”

“Non-routine” proposals are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if uncontested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation) and certain corporate governance proposals (even if supported by management). The ratification of the selection of an independent public accounting firm is generally considered to be a “routine” proposal. Because rulings on proposals are made pursuant to rules and interpretations governing the conduct of brokerage firms rather than rules that apply directly to the Company, we have not made any determinations or predictions on how such rulings will be made. However, we have indicated below with respect to each proposal what the effect of a broker non-vote would be if a broker non-vote is returned with respect to that proposal. Broker non-votes will be counted toward the quorum requirement.

What if I sign and return a proxy card or otherwise vote but do not indicate specific choices?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are the stockholder of record and sign and return your proxy card without giving specific instructions, the persons named as proxies in the accompanying proxy card will vote your shares of common stock “FOR” the proposals set forth in this Proxy Statement based on the recommendations of the Board. Your shares of common stock will be counted toward the quorum requirement.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner of shares of common stock held in “street name” and sign and return your voting instruction form without giving specific instructions, your broker, fiduciary or custodian will only be able to vote your shares of common stock with respect to proposals considered to be “routine.” Your broker, fiduciary or custodian is not entitled to vote your shares of common stock with respect to “non-routine” proposals, resulting in a broker non-vote with respect to such proposals.

Can I change my vote after I submit my proxy?

Stockholder of Record: Shares of Common Stock Registered in Your Name

If you are the stockholder of record, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

1.	You may send a written notice to our Secretary at our principal executive offices located at 3 East 28th Street, 10th Floor, New York, New York 10016 stating that you would like to revoke your proxy;

2.	You may complete and submit a new proxy card, but it must bear a later date than the original proxy, or you may submit new proxy instructions via telephone or the Internet; or

3.

You may vote online at the Annual Meeting. To attend the live webcast and vote online at the Annual Meeting, you must register in advance at www.proxydocs.com/ODT by the Registration Deadline. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that will be counted.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If you are the beneficial owner of shares of common stock held in “street name,” you must follow the instructions you receive from your broker, fiduciary or custodian with respect to changing your vote.

What is the quorum requirement?

The holders of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting must be present at the Annual Meeting, either in attendance via the live webcast or represented by proxy, to constitute a quorum. A quorum is required to transact business at the Annual Meeting.

Your shares of common stock will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, fiduciary or custodian) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of shares of common stock present at the Annual Meeting, either in attendance via the live webcast or represented by proxy, may adjourn the Annual Meeting to another date.

How many votes are required to approve each proposal and how are votes counted?

Votes will be counted by the Inspector of Elections appointed for the Annual Meeting.

Proposal 1: Election of Directors

In an uncontested election (i.e., an election where the number of director nominees equals the number of director positions up for election), such as the one taking place at the Annual Meeting, directors are elected by a majority of the votes cast, meaning each director nominee must receive a greater number of shares of common stock voted “FOR” his or her election than the number of shares of common stock voted “AGAINST” his or her election in order to be elected.

You may vote “FOR”, “AGAINST” or “ABSTAIN” for each of the director nominees. If you “ABSTAIN” from voting with respect to one or more director nominees, your vote will have no effect on the election of such nominees. In the election of directors, you may vote for no more than 5 director nominees, and you may not cumulate votes. Broker non-votes will have no effect on the election of the director nominees.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Ratification of the selection of the Company’s independent registered public accounting firm requires a “FOR” vote from the holders of a majority of shares of common stock present at the Annual Meeting, either in attendance via the live webcast or represented by proxy, and entitled to vote on the proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. If this proposal is considered to be “routine,” there will not be any broker non-votes with respect to this proposal.

Proposal 3: Advisory Approval of Executive Compensation

Advisory approval of the Company’s executive compensation requires a “FOR” vote from the holders of a majority of shares of common stock present at the Annual Meeting, either in attendance via the live webcast or represented by proxy, and entitled to vote on the proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

Who is paying for this proxy solicitation?

We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to beneficial owners of shares of common stock held in “street name.”

Our directors, officers and employees may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.

How can I find out the voting results?

We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within 4 business days after the Annual Meeting.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), stockholders who wish to submit proposals for inclusion in the proxy statement for the 2022 Annual Meeting of Stockholders must send such proposals to our Secretary at 3 East 28th Street, 10th Floor, New York, New York 10016. Such proposals must be received by us as of the close of business on February 4, 2022.

As set forth in our bylaws, if a stockholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2022 Annual Meeting of Stockholders, the stockholder’s notice must be received by our Secretary no later than the 90th day before the anniversary of the last annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, the stockholder’s notice must be delivered no later than the 20th day after the first public announcement of the date of such annual meeting by the Company. Therefore, unless the 2022 Annual Meeting of

Stockholders is more than 30 days before or more than 30 days after June 24, 2022, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by March 26, 2022. Such nominations or proposals may or may not be included in the proxy statement.

Any stockholder proposal must be a proper matter for stockholder action and must comply either with Rule 14a-8 of the Exchange Act or the terms and conditions set forth in our bylaws, as applicable.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote to elect the 5 director nominees to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Our Board has unanimously nominated Kevin Tang, Aaron Davis, Craig Johnson, Laura Johnson and Robert Rosen for election to our Board. For more information about each nominee, see the section titled “Directors, Executive Officers and Corporate Governance” in this Proxy Statement. The director nominees have indicated that they are willing and able to serve as directors.

Board Recommendation

The Board recommends a vote “FOR” the election of each of the director nominees set forth above to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021. At the Annual Meeting, the stockholders will vote to ratify the selection of Baker Tilly as the Company’s independent registered public accounting firm for the year ending December 31, 2021. Representatives of Baker Tilly are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Baker Tilly as the Company’s independent registered public accounting firm is not required by law or our bylaws. However, our Audit Committee is submitting the selection of Baker Tilly to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Change in Independent Registered Public Accounting Firm

As previously disclosed in our Current Report on Form 8-K filed with the SEC on November 4, 2020, on November 1, 2020, the audit practice of Squar Milner LLP (“Squar Milner”), an independent registered public accounting firm, was combined with Baker Tilly in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly, and certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners of Baker Tilly. On November 1, 2020, Squar Milner resigned as auditors of the Company, and with the approval of the Audit Committee, Baker Tilly was engaged as the Company’s independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Report of Independent Registered Public Accounting Firm of Squar Milner regarding the Company’s financial statements for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2019 and 2018 and during the interim period from January 1, 2020 through November 1, 2020, the date of resignation, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused Squar Milner to make reference to such disagreement in its report.

The Company provided Squar Milner with a copy of the foregoing disclosures and requested that Squar Milner furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 4, 2020, was filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on November 4, 2020.

Independent Registered Public Accounting Firm Fees and Services

The following table represents aggregate fees billed to us by Baker Tilly and Squar Milner LLP for each of the periods below:

	Year Ended
	December 31,
	2020	2019
Audit Fees(1)	$140,904	$145,161
Audit-related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$140,904	$145,161
(1)

“Audit Fees” consists of fees for professional services provided in connection with: (i) the audit of our annual financial statements; (ii) the reviews of our quarterly financial statements; and (iii) the consents and other services related to SEC filings.

Our Audit Committee approves in advance all services provided by the Company’s independent registered public accounting firm. All engagements of the Company’s independent registered public accounting firm for the years ended December 31, 2020 and 2019 were approved by the Audit Committee.

Board Recommendation

The Board recommends a vote “FOR” the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

PROPOSAL 3: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

At the Annual Meeting, the stockholders will vote to approve the Company’s executive compensation on an advisory basis in accordance with Section 14A of the Exchange Act (the “say-on-pay” vote). The say-on-pay vote is an advisory vote on the compensation of the Company’s Named Executive Officers (the “NEOs”), as such compensation is disclosed pursuant to Item 402 of Regulation S-K in the section titled “Executive Compensation” in this Proxy Statement. The say-on-pay vote is not a vote on the Company’s general compensation policies, compensation of the Board or the Company’s compensation policies as they relate to risk management.

As an advisory vote, the say-on-pay vote is not binding on either the Company or the Board. However, our Board values the opinions of our stockholders, and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, the Company will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this proposal:

RESOLVED, that the stockholders of Odonate Therapeutics, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in the section titled “Executive Compensation” in the Company’s Definitive Proxy Statement for the 2021 Annual Meeting of Stockholders.

We hold say-on-pay votes annually. The next say-on-pay vote is expected to occur at the 2022 Annual Meeting of Stockholders.

Board Recommendation

The Board recommends a vote “FOR” the foregoing resolution to approve the compensation of the Company’s NEOs on an advisory basis.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth certain information regarding members of our Board and our executive officers as of the date of this Proxy Statement. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Kevin Tang	54	Chairman and Chief Executive Officer
Aaron Davis(1)(2)(3)	43	Director
Craig Johnson(1)(2)(3)	59	Director
Laura Johnson(1)	56	Director
Robert Rosen	65	Director
Joseph O’Connell, M.D.	66	Chief Medical Officer
Michael Hearne	58	Chief Financial Officer
(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Each of our director seats is subject to election at each annual meeting of stockholders. If elected, each director will serve from the time of election and qualification until the next annual meeting of stockholders. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Our Board, at the recommendation of the Nominating and Corporate Governance Committee, has nominated all directors for re-election to our Board at the Annual Meeting. Each of our executive officers was appointed to serve until such officer’s resignation or removal.

The following is a biographical summary of the experience of our directors and executive officers:

Kevin Tang

Mr. Tang has served as our Chairman and Chief Executive Officer since the Company’s inception in 2013. He also serves as President of Tang Capital Management, LLC, a life sciences-focused investment company he founded in 2002 and an affiliate of the Company. Since 2014, Mr. Tang has served as a director and Chairman of La Jolla Pharmaceutical Company. From 2009 to 2020, he served as a director of Heron Therapeutics, Inc. and, from 2012 to 2020, served as Chairman. From 2009 through its acquisition by Endo Pharmaceuticals, Inc. in 2010, Mr. Tang served as a director of Penwest Pharmaceuticals Co. In 2006, he co-founded Ardea Biosciences, Inc. and served as a director from inception through its acquisition by AstraZeneca PLC in 2012. From 2001 to 2008, Mr. Tang served as a director of Trimeris, Inc. From 1993 to 2001, he held various positions at Deutsche Banc Alex Brown, Inc., an investment banking firm, most recently serving as Managing Director and head of the firm’s Life Sciences research group. Mr. Tang received a B.S. degree from Duke University. The Board has concluded that Mr. Tang should serve as a director based on his experience forming and building biotechnology companies, serving as a director of biotechnology companies and serving as a manager of funds specializing in the area of life sciences.

Aaron Davis

Mr. Davis has served as a director since 2016. Since 2012, he has served as Chief Executive Officer of Boxer Capital, the healthcare arm of Tavistock Group. Mr. Davis co-founded Boxer Capital in 2005 and, prior to being appointed Chief Executive Officer, served as Portfolio Manager. Since 2020, he has also served as Chief Executive Officer and a director of BCTG Acquisition Corp., a special purpose acquisition company. Mr. Davis serves as Chairman of CiVi Biopharma, Inc., a director of Sojournix, Inc., a director of Mirati Therapeutics, Inc. and a director of iTeos Therapeutics, Inc. From 2006 to 2008, Mr. Davis served as a director of Kalypsys, Inc. From 2000 to 2004, he worked in the Global Healthcare Investment Banking and Private Equity Group at UBS Warburg, LLC. Mr. Davis received an M.A. degree in biotechnology from Columbia University and a B.B.A. degree in finance from Emory University. The Board has concluded that Mr. Davis should serve as a director based on his experience serving as a director of biotechnology companies and serving as a manager of funds specializing in the area of life sciences.

Craig Johnson

Mr. Johnson has served as a director since 2017. He also serves as a director of Heron Therapeutics, Inc., a director of La Jolla Pharmaceutical Company and a director of Mirati Therapeutics, Inc. From 2015 to 2018, Mr. Johnson served as a director of Decipher Biosciences, Inc. From 2011 to 2014, he served as a director of Adamis Pharmaceuticals Corporation, and, from 2008 until its acquisition by AstraZeneca PLC in 2012, Mr. Johnson served as a director of Ardea Biosciences, Inc. From 2011 to 2012, he served as Chief Financial Officer of PURE Bioscience, Inc., and, from 2010 to 2011, Mr. Johnson served as Senior Vice President and Chief Financial Officer of NovaDel Pharma Inc. From 2004 through its acquisition by Raptor Pharmaceuticals Corp. in 2009, he served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc. and, from 2009 to 2010, Mr. Johnson served as Vice President of a wholly owned subsidiary of Raptor Pharmaceuticals Corp. From 1994 to 2004, he held various positions at MitoKor, Inc., most recently serving as Chief Financial Officer and Senior Vice President of Operations. Mr. Johnson practiced as a Certified Public Accountant with Price Waterhouse, and he received a B.B.A. degree in accounting from the University of Michigan-Dearborn. The Board has concluded that Mr. Johnson should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.

Laura Johnson

Ms. Johnson has served as a director since 2018. She serves as President and Chief Executive Officer of Next Generation Clinical Research Consulting, Inc., a contract research organization servicing the pharmaceutical industry that she founded in 1999. Additionally, Ms. Johnson serves as the President and Chief Executive Officer of Eufaeria Biosciences, Inc., a biotechnology company that she founded in 2016. Since 2013, she has served as a director of La Jolla Pharmaceutical Company, and since 2020, Ms. Johnson has served as a director of Kintara Therapeutics, Inc. She is also a founder, and from 2007 to 2019 served as a director, of Sb Bancorp, Inc. and Settlers Bank, Inc. Ms. Johnson received a nursing degree from The University of the State of New York-Albany. The Board has concluded that Ms. Johnson should serve as a director based on her substantial operating experience and expertise in clinical study management.

Robert Rosen

Mr. Rosen has served as a director since 2017. Since 2014, he has served as a director of La Jolla Pharmaceutical Company. From 2013 to 2019, Mr. Rosen served as President and as a director of Heron Therapeutics, Inc. and, from 2012 to 2013, served as Senior Vice President and Chief Commercial Officer of Heron Therapeutics, Inc. From 2014 to 2015, he served as a director of Conkwest, Inc. (now NantKwest, Inc.). In 2012, Mr. Rosen served as Managing Partner of Scotia Nordic LLC, a life sciences advisory firm. From 2011 to 2012, he served as Senior Vice President of Global Commercial Operations at Dendreon Corporation. From 2005 to 2011, Mr. Rosen served as Global Head of Oncology at Bayer HealthCare Pharmaceuticals. From 2002 to 2005, he served as Vice President of the Oncology Business Unit at Sanofi-Synthèlabo Inc. Mr. Rosen received a B.S. degree in pharmacy from Northeastern University. The Board has concluded that Mr. Rosen should serve as a director based on his leadership experience in the biotechnology and pharmaceutical industries and expertise in commercializing pharmaceutical products.

Joseph O’Connell, M.D.

Dr. O’Connell has served as our Chief Medical Officer since 2017. From 2015 to 2017, he served as Vice President, Medical and Scientific Affairs, Hematology and Oncology at inVentiv Health Clinical, LLC. From 2007 to 2015, Dr. O’Connell held various positions at Pfizer Inc., most recently serving as Senior Director and Asset Global Clinical Lead for Oncology. Prior to 2007, he practiced adult medical oncology for more than 15 years, including at the Yale Cancer Center. Dr. O’Connell received a B.S. degree in biology from Fordham University and an M.D. degree from the State University of New York and completed his Oncology Fellowship at Memorial Sloan Kettering Cancer Center.

Michael Hearne

Mr. Hearne has served as our Chief Financial Officer since 2018 and previously as Vice President of Finance and Accounting from 2015 to 2018. Since 2015, he has served as Chief Financial Officer of Tang Capital Management, LLC, a life sciences-focused investment company and an affiliate of the Company. Since 2020, Mr. Hearne has also served as Chief Financial Officer of La Jolla Pharmaceutical Company, a biopharmaceutical company. From 2014 to 2015, he served as a partner at Weaver & Tidwell, LLP. Mr. Hearne started his career in public accounting at Coopers & Lybrand. Mr. Hearne received a B.S. degree in accounting and a masters of accountancy, taxation from Brigham Young University and is a Certified Public Accountant (inactive) in the state of California.

Corporate Governance

Board Structure

Our business affairs are managed under the direction of our Board, which currently consists of 5 members. Each of our current directors will continue to serve until the election and qualification of his or her successor, or his or her earlier death, resignation or removal.

Our bylaws provide our Board with the flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer. Kevin Tang, our Chief Executive Officer, currently serves as the Chairman of our Board. Our Board believes Mr. Tang is best suited to serve as Chairman due to the unique insight he brings to our Board as our Chief Executive Officer and largest owner of common stock. We do not currently have a lead independent director. Our Board has concluded that our board leadership structure is appropriate at this time.

Board Risk Oversight Process

Our Board is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks, including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. The Board regularly discusses with management our major risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken and highlighting any new risks that may have arisen since they last met.

The Board oversees the management of risk exposure and risk mitigation in various areas, including: (i) risks relating to our employment policies and executive compensation plans and arrangements; (ii) financial risks and taking appropriate actions to help ensure quality financial reporting; and (iii) risks associated with the independence of the Board and potential conflicts of interest. The Audit Committee reviews the Company’s practices with respect to risk assessment and risk management and consults with outside resources as appropriate on other matters that could have a significant impact on the Company’s financial statements. The Audit Committee also reviews policies with respect to financial risk and makes recommendations to the Board.

Director Independence

Our Board has reviewed the independence of all directors in light of each director’s (or any family member’s, if applicable) affiliations with the Company and members of management, as well as significant holdings of the Company’s securities. The Board uses the definition of independence from the Nasdaq Stock Market listing standards to assess independence of our directors (the “Nasdaq Independence Rules”). The Nasdaq Independence Rules have objective tests and a subjective test for determining who is an “independent director.” The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations but considers all relevant facts and circumstances. After considering the foregoing factors, our Board has determined that Messrs. Davis and Johnson and Ms. Johnson qualify as “independent directors,” as defined by the Nasdaq Independence Rules. Mr. Tang is deemed not to be independent under the Nasdaq Independence Rules due to his current employment with the Company. Mr. Rosen is deemed not to be independent due to Mr. Tang’s prior service on the compensation committee of Heron Therapeutics, Inc.

The members of our Audit Committee must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act (“Rule 10A-3”). In order to be considered independent for purposes of Rule 10A-3, no member of the Audit Committee may, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee of the Board: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from us or any of our subsidiaries; or (ii) directly, or indirectly through one or more intermediaries, control, be controlled by or be under common control with us or any of our subsidiaries.

Board Committees

Our Board has established an audit committee (“Audit Committee”), a compensation committee (“Compensation Committee”) and a nominating and corporate governance committee (“Nominating and Corporate Governance Committee”). The Audit Committee is comprised of Messrs. Davis and Johnson and Ms. Johnson. The Compensation Committee and the Nominating and Corporate Governance Committee are each comprised of Messrs. Davis and Johnson. We believe that the functioning of these committees complies with the requirements of the Sarbanes-Oxley Act of 2002, as amended, the rules of the Nasdaq Global Select Market and rules and regulations established by the SEC. Each committee operates under a written charter that is posted on our website located at www.odonate.com, under “Corporate Governance.” Each committee has the responsibilities described below.

Audit Committee

The primary responsibilities of our Audit Committee are to oversee the accounting and financial reporting processes and the internal and external audit processes. The Audit Committee also assists the Board in fulfilling its oversight responsibilities by reviewing the financial information provided to stockholders and others and the system of internal controls established by management and the Board. The Audit Committee also oversees the independent auditors, including their independence and objectivity. However, Audit Committee members will not act as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist it in fulfilling its responsibilities and to approve the fees and other retention terms of the advisors. Mr. Johnson qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with the Company’s management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm pursuant to applicable PCAOB requirements regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. This report is provided by the following directors, who serve on the Audit Committee:

Craig Johnson, Chairman

Aaron Davis

Laura Johnson

Compensation Committee

The primary responsibilities of our Compensation Committee are to periodically review and approve the compensation and other benefits for our directors, executive officers and employees. This includes reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer; evaluating the Chief Executive Officer’s performance in light of those goals and objectives; overseeing the evaluation of our other executive officers; and setting compensation for these officers based on those evaluations. Our Compensation Committee also administers and has discretionary authority over the issuance of equity awards under our equity incentive plans.

The Compensation Committee may delegate authority to review and approve the compensation of our employees to certain of our executive officers, including with respect to awards made under our equity incentive plans. Even where the Compensation Committee does not delegate authority, our executive officers will typically make recommendations to the Compensation Committee regarding compensation to be paid to our employees and the size of equity awards under our equity incentive plans.

Nominating and Corporate Governance Committee

The primary responsibilities of our Nominating and Corporate Governance Committee are to develop and recommend to the Board criteria for identifying and evaluating qualified candidates for directorships and to make recommendations to the Board regarding candidates for election or reelection to the Board at each annual meeting of stockholders. In addition, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board concerning corporate governance matters; the structure, composition and function of the Board and its committees; and the compensation of directors for service on the Board and its committees.

Meetings of the Board of Directors

The Board met 6 times and acted by unanimous written consent one time during the year ended December 31, 2020. The Audit Committee met 4 times during the year ended December 31, 2020, the Compensation Committee met two times during the year ended December 31, 2020 and the Nominating and Corporate Governance Committee did not meet but acted by unanimous written consent one time during the year ended December 31, 2020. During the last year, each member of the Board attended all of the meetings of the Board and the committees on which he or she served. We encourage all of our directors to attend our annual meeting of stockholders. All of the directors attended the 2020 Annual Meeting of Stockholders.

Director Nominations

In accordance with our certificate of incorporation and bylaws, each of our director seats is subject to election at each annual meeting of stockholders. Each director will serve from the time of election and qualification until the next annual meeting of stockholders. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. The authorized number of directors may be changed by resolution of the Board. Any additional directorships resulting from an increase in the authorized number of directors would be filled by resolution of the Board.

Each director nominee must agree to submit on appointment or first election to the Board an irrevocable resignation, which will become effective, in the event of a stockholder vote in an uncontested election in which the director nominee does not receive a majority of the votes cast for his or her election, at the earlier of: (i) the selection of a replacement director by the Board; or (ii) 90 days after certification of such stockholder vote. Acceptance by the Board is not a condition to the effectiveness of the irrevocable resignation.

Criteria for Board Membership

The Nominating and Corporate Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of our directors. Nominees for director are selected based on their experience, knowledge, integrity, understanding of our business environment, specific skills they may possess that are helpful to the Company and their willingness to devote adequate time to Board duties. The Nominating and Corporate Governance Committee uses the same selection criteria regardless of whether the candidate has been recommended by a stockholder or identified by the Board. In selecting candidates to recommend to the Board for appointment or re-election to the Board, the Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of our Board, as well as potential independence under the Nasdaq Independence Rules and with the objective that at least one director qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. When evaluating a candidate for our Board, the Nominating and Corporate Governance Committee does not assign specific weight to any of these factors, nor does the Nominating and Corporate Governance Committee believe that all of the criteria necessarily apply to every candidate. At minimum, a director’s qualifications, in light of the foregoing criteria, are considered each time the director is nominated or re-nominated for Board membership.

While we do not have a formal written policy regarding diversity in identifying director candidates, the Nominating and Corporate Governance Committee will consider diversity in its search for the best candidates to serve on our Board. The Nominating and Corporate Governance Committee looks to incorporate diversity into the Board through a number of factors, including demographics, skills, experiences, specific operational experience and viewpoints, all with a view to identifying candidates that can assist the Board with its decision making. The Nominating and Corporate Governance Committee believes that our current Board reflects a diverse mix of directors on a number of these factors. The Nominating and Corporate Governance Committee evaluates the diversity of the Board as part of the annual nomination process.

Stockholder Recommendations

It is the Nominating and Corporate Governance Committee’s policy, as described below, to consider written recommendations from stockholders for nominees for director. The Nominating and Corporate Governance Committee considers nominees recommended by our stockholders in the same manner as a nominee recommended by our Board or management. Any such recommendations should be submitted to the Nominating and Corporate Governance Committee as described in the section titled “Stockholder Communications” in this Proxy Statement and should include the following information: (i) all information about the nominee that is required to be disclosed pursuant to Regulation 14A of the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a director nominee and to serving as a director, if elected); (ii) the name(s) and address(es) for each stockholder of record and beneficial owner of shares of common stock held in “street name” making the nomination and the number of shares of common stock that are owned beneficially and of record by each such stockholder and beneficial owner of shares of common stock held in “street name”; and (iii) appropriate biographical information and a statement as to the qualification of the nominee. The Board has not received any stockholder recommendations for director nominees for the Annual Meeting.

Stockholder Communications

Our stockholders may communicate with our Board or a particular director by sending a letter addressed to the Board or a particular director to our Secretary at 3 East 28th Street, 10th Floor, New York, New York 10016. These communications will be compiled and reviewed by our Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

Anti-hedging Policy

We have a policy that prohibits our directors, officers, employees and consultants from engaging in short-term speculative transactions in Odonate securities, including: (i) short-term trading (defined as selling Odonate securities within 6 months following a purchase); (ii) short-sales; (iii) transactions involving publicly traded options or other derivatives, such as trades in puts or calls in Odonate securities; and (iv) hedging transactions.

Code of Conduct

We have adopted a Code of Conduct that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. Our Code of Conduct is posted on our website located at www.odonate.com. We intend to disclose any material future amendments to, or waivers of, provisions of the Code of Conduct on our website within 4 business days after the date of the amendment or waiver.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information for the years ended December 31, 2020 and 2019 concerning the compensation paid or awarded to our principal executive officer and the two other most highly compensated executive officers as of December 31, 2020 (the “Named Executive Officers” or “NEOs”):

				Non-Equity
			Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Awards(1)	Compensation(2)	Compensation(3)	Total
Kevin Tang(4)	2020	$1	$-	$-	$-	$1
Chairman and Chief Executive Officer	2019	$1	$-	$-	$-	$1
Joseph O’Connell, M.D.	2020	$374,800	$828,858	$142,400	$26,194	$1,372,252
Chief Medical Officer	2019	$363,900	$1,434,630	$152,800	$29,238	$1,980,568
Michael Hearne(5)	2020	$191,781	$320,945	$51,400	$8,045	$572,172
Chief Financial Officer
(1)

The amounts reported in this column reflect the grant-date fair values of stock options granted to each NEO, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 6 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)	The amounts reported in this column reflect each NEO’s performance-based cash bonus paid.
(3)

The amounts reported in this column reflect the Company’s annual and matching contributions to each NEO’s 401(k) plan account, life insurance premiums and tax gross-up payments related to expense reimbursements.

(4)	Mr. Tang has elected to receive an annual salary of $1.00 and to not receive any bonuses, option awards or other compensation.
(5)	Mr. Hearne’s compensation reflects the portion of his time dedicated to the Company. Mr. Hearne’s compensation for 2019 is omitted, as he was not an NEO for that year.

Outstanding Option Awards as of December 31, 2020

The following table presents information regarding the outstanding option awards held by each of the NEOs as of December 31, 2020:

			Option Awards
			Number	Number
			of Securities	of Securities
			Underlying	Underlying	Option	Option
		Vesting	Unexercised	Unexercised	Award	Award
	Award	Commencement	Option Awards (#)	Option Awards (#)	Exercise	Expiration
Name	Type	Date	Exercisable	Unexercisable(1)	Price ($)	Date(2)
Kevin Tang(3)	-	-	-	-	$-	-
Joseph O’Connell, M.D.	Incentive Unit	9/9/2017	156,960	36,222	$14.89	-
	Stock Option	1/2/2018	8,214	3,051	$24.73	1/2/2028
	Stock Option	4/13/2018	10	5	$21.65	4/13/2028
	Stock Option	4/30/2018	12	5	$21.08	4/30/2028
	Stock Option	5/15/2018	10	5	$23.17	5/15/2028
	Stock Option	5/31/2018	9	5	$23.99	5/31/2028
	Stock Option	6/15/2018	9	4	$26.52	6/15/2028
	Stock Option	6/29/2018	10	6	$22.08	6/29/2028
	Stock Option	7/13/2018	9	6	$23.95	7/13/2028
	Stock Option	7/31/2018	11	6	$19.77	7/31/2028
	Stock Option	8/15/2018	11	8	$18.74	8/15/2028
	Stock Option	8/31/2018	11	7	$19.19	8/31/2028

Stock Option	9/14/2018	10	8	$19.13	9/14/2028
Stock Option	9/28/2018	10	8	$19.41	9/28/2028
Stock Option	10/15/2018	35	29	$16.09	10/15/2028
Stock Option	10/31/2018	39	33	$14.50	10/31/2028
Stock Option	11/15/2018	33	30	$16.52	11/15/2028
Stock Option	11/30/2018	35	31	$15.76	11/30/2028
Stock Option	12/14/2018	34	34	$15.12	12/14/2028
Stock Option	12/31/2018	40,037	40,037	$14.08	12/31/2028
Stock Option	1/15/2019	32	34	$16.29	1/15/2029
Stock Option	1/31/2019	31	33	$16.57	1/31/2029
Stock Option	2/15/2019	30	35	$16.52	2/15/2029
Stock Option	2/28/2019	30	35	$16.48	2/28/2029
Stock Option	3/15/2019	20	25	$23.75	3/15/2029
Stock Option	3/29/2019	21	27	$22.11	3/29/2029
Stock Option	4/15/2019	18	25	$24.99	4/15/2029
Stock Option	4/30/2019	23	32	$19.66	4/30/2029
Stock Option	5/15/2019	19	29	$22.20	5/15/2029
Stock Option	5/31/2019	20	30	$21.49	5/31/2029
Stock Option	6/14/2019	16	27	$25.00	6/14/2029
Stock Option	6/28/2019	-	29	$36.69	6/28/2029
Stock Option	7/15/2019	-	30	$35.17	7/15/2029
Stock Option	7/31/2019	-	26	$40.75	7/31/2029
Stock Option	8/15/2019	-	33	$33.44	8/15/2029
Stock Option	8/30/2019	-	34	$30.81	8/30/2029
Stock Option	9/13/2019	-	38	$28.36	9/13/2029
Stock Option	9/30/2019	-	41	$26.03	9/30/2029
Stock Option	10/15/2019	-	38	$28.50	10/15/2029
Stock Option	10/31/2019	-	33	$31.76	10/31/2029
Stock Option	11/15/2019	-	33	$33.10	11/15/2029
Stock Option	11/29/2019	-	31	$34.38	11/29/2029
Stock Option	12/10/2019	-	57,198	$30.51	12/10/2029
Stock Option	12/13/2019	-	37	$28.97	12/13/2029
Stock Option	12/31/2019	-	33	$32.45	12/31/2029
Stock Option	1/15/2020	-	40	$27.23	1/15/2030
Stock Option	1/31/2020	-	38	$29.20	1/31/2030
Stock Option	2/14/2020	-	35	$31.45	2/14/2030
Stock Option	2/28/2020	-	37	$29.59	2/28/2030
Stock Option	3/13/2020	-	48	$23.05	3/13/2030
Stock Option	3/31/2020	-	40	$27.61	3/31/2030
Stock Option	4/15/2020	-	41	$26.85	4/15/2030
Stock Option	4/30/2020	-	39	$28.15	4/30/2030
Stock Option	5/15/2020	-	39	$28.24	5/15/2030
Stock Option	5/29/2020	-	34	$32.67	5/29/2030
Stock Option	6/15/2020	-	27	$40.25	6/15/2030
Stock Option	6/30/2020	-	26	$42.34	6/30/2030
Stock Option	7/15/2020	-	27	$41.17	7/15/2030
Stock Option	7/31/2020	-	30	$36.37	7/31/2030
Stock Option	8/14/2020	-	31	$36.13	8/14/2030
Stock Option	8/31/2020	-	69	$16.15	8/31/2030
Stock Option	9/15/2020	-	72	$15.37	9/15/2030
Stock Option	9/30/2020	-	82	$13.43	9/30/2030
Stock Option	10/15/2020	-	117	$15.70	10/15/2030

	Stock Option	10/30/2020	-	127	$14.41	10/30/2030
	Stock Option	11/13/2020	-	128	$14.35	11/13/2030
	Stock Option	11/30/2020	-	122	$15.02	11/30/2030
	Stock Option	12/8/2020	-	60,373	$16.52	12/8/2030
	Stock Option	12/15/2020	-	121	$15.19	12/15/2030
	Stock Option	12/31/2020	-	169	$19.20	12/31/2030
Michael Hearne	Stock Option	4/13/2018	39	19	$21.65	4/13/2028
	Stock Option	4/30/2018	40	20	$21.08	4/30/2028
	Stock Option	5/15/2018	36	19	$23.17	5/15/2028
	Stock Option	5/31/2018	35	18	$23.99	5/31/2028
	Stock Option	6/15/2018	15	8	$26.52	6/15/2028
	Stock Option	6/29/2018	19	10	$22.08	6/29/2028
	Stock Option	7/13/2018	16	11	$23.95	7/13/2028
	Stock Option	7/31/2018	19	13	$19.77	7/31/2028
	Stock Option	8/15/2018	20	14	$18.74	8/15/2028
	Stock Option	8/31/2018	20	13	$19.19	8/31/2028
	Stock Option	9/14/2018	19	14	$19.13	9/14/2028
	Stock Option	9/28/2018	18	14	$19.41	9/28/2028
	Stock Option	10/15/2018	22	18	$16.09	10/15/2028
	Stock Option	10/31/2018	24	20	$14.50	10/31/2028
	Stock Option	11/15/2018	20	18	$16.52	11/15/2028
	Stock Option	11/30/2018	21	19	$15.76	11/30/2028
	Stock Option	12/14/2018	21	21	$15.12	12/14/2028
	Stock Option	12/31/2018	22,523	22,522	$14.08	12/31/2028
	Stock Option	1/15/2019	19	21	$16.29	1/15/2029
	Stock Option	1/31/2019	19	19	$16.57	1/31/2029
	Stock Option	2/15/2019	18	21	$16.52	2/15/2029
	Stock Option	2/28/2019	18	21	$16.48	2/28/2029
	Stock Option	3/15/2019	12	15	$23.75	3/15/2029
	Stock Option	3/29/2019	13	16	$22.11	3/29/2029
	Stock Option	4/15/2019	11	15	$24.99	4/15/2029
	Stock Option	4/30/2019	14	19	$19.66	4/30/2029
	Stock Option	5/15/2019	12	17	$22.20	5/15/2029
	Stock Option	5/31/2019	12	18	$21.49	5/31/2029
	Stock Option	6/14/2019	10	16	$25.00	6/14/2029
	Stock Option	6/28/2019	-	17	$36.69	6/28/2029
	Stock Option	7/15/2019	-	18	$35.17	7/15/2029
	Stock Option	7/31/2019	-	16	$40.75	7/31/2029
	Stock Option	8/15/2019	-	19	$33.44	8/15/2029
	Stock Option	8/30/2019	-	21	$30.81	8/30/2029
	Stock Option	9/13/2019	-	23	$28.36	9/13/2029
	Stock Option	9/30/2019	-	25	$26.03	9/30/2029
	Stock Option	10/15/2019	-	22	$28.50	10/15/2029
	Stock Option	10/31/2019	-	21	$31.76	10/31/2029
	Stock Option	11/15/2019	-	19	$33.10	11/15/2029
	Stock Option	11/29/2019	-	19	$34.38	11/29/2029
	Stock Option	12/10/2019	-	32,173	$30.51	12/10/2029
	Stock Option	12/13/2019	-	22	$28.97	12/13/2029
	Stock Option	12/31/2019	-	20	$32.45	12/31/2029
	Stock Option	1/15/2020	-	24	$27.23	1/15/2030
	Stock Option	1/31/2020	-	23	$29.20	1/31/2030
	Stock Option	2/14/2020	-	21	$31.45	2/14/2030

Stock Option	2/28/2020	-	22	$29.59	2/28/2030
Stock Option	3/13/2020	-	29	$23.05	3/13/2030
Stock Option	3/31/2020	-	24	$27.61	3/31/2030
Stock Option	4/15/2020	-	50	$26.85	4/15/2030
Stock Option	4/30/2020	-	47	$28.15	4/30/2030
Stock Option	5/15/2020	-	47	$28.24	5/15/2030
Stock Option	5/29/2020	-	40	$32.67	5/29/2030
Stock Option	6/15/2020	-	17	$40.25	6/15/2030
Stock Option	6/30/2020	-	15	$42.34	6/30/2030
Stock Option	7/15/2020	-	17	$41.17	7/15/2030
Stock Option	7/31/2020	-	18	$36.37	7/31/2030
Stock Option	8/14/2020	-	18	$36.13	8/14/2030
Stock Option	8/31/2020	-	42	$16.15	8/31/2030
Stock Option	9/15/2020	-	43	$15.37	9/15/2030
Stock Option	9/30/2020	-	50	$13.43	9/30/2030
Stock Option	10/15/2020	-	42	$15.70	10/15/2030
Stock Option	10/30/2020	-	46	$14.41	10/30/2030
Stock Option	11/13/2020	-	46	$14.35	11/13/2030
Stock Option	11/30/2020	-	45	$15.02	11/30/2030
Stock Option	12/8/2020	-	22,639	$16.52	12/8/2030
Stock Option	12/15/2020	-	43	$15.19	12/15/2030
Stock Option	12/31/2020	-	350	$19.20	12/31/2030
(1)

The incentive units and stock options granted prior to July 2019 vest with respect to 25% of the underlying shares of common stock on the first anniversary of the vesting commencement date, with the remaining shares of common stock vesting in equal monthly installments over the following three years. The stock options granted in July 2019 and later vest as follows: (i) 50% on the date of U.S. Food and Drug Administration (“FDA”) approval of tesetaxel; (ii) 25% on the first anniversary of FDA approval of tesetaxel; and (iii) 25% on the second anniversary of FDA approval of tesetaxel. However, the Company recently announced the discontinuation of development of tesetaxel and its intent to wind down tesetaxel-related operations. Vesting is subject to the NEO’s continued service to the Company through each vesting date.

(2)	The incentive units do not expire.
(3)

Mr. Tang has elected to receive an annual salary of $1.00 and to not receive any bonuses, option awards or other compensation. Accordingly, there were no option awards held by Mr. Tang as of December 31, 2020.

Outstanding option awards held by the NEOs as of December 31, 2020 are comprised of incentive units issued under the Odonate Management Holdings Equity Incentive Plan (the “Management Plan”) and stock options issued under the Odonate Therapeutics, Inc. 2017 Stock Option Plan (the “2017 Plan”). The Management Plan and the 2017 Plan were adopted in order to allow for directors, officers, employees and consultants of Odonate (the “Management Plan Participants” and the “2017 Plan Participants”) to share in the performance of the Company. The incentive units issued under the Management Plan were issued to Odonate Management Holdings, LLC, which issued incentive units to the Management Plan Participants on the same terms and conditions. The incentive units generally vest over a 4-year period from either the date of grant or the commencement of service and are subject to continued service requirements. Generally, on termination of services, unvested incentive units are forfeited. The vested incentive units may be exercised by the Management Plan Participants, with the value received by the Management Plan Participants in the form of cash or shares of common stock equal to the fair market value on the date of exercise less the exercise price of the incentive unit. Following the Company’s initial public offering in December 2017, the Company has not granted, and will no longer grant, any incentive units. Recipients of stock options are eligible to purchase shares of the Company’s common stock at an exercise price equal to the fair market value of such stock on the date of grant. The maximum term of options granted under the 2017 Plan is 10 years. Stock options granted prior to July 2019 generally vest over a 4-year period from either the date of grant or the commencement of service and are subject to continued service requirements. Beginning in July 2019, stock options granted generally include a performance condition related to our development program.

Compensation Arrangements with Named Executive Officers

All compensation arrangements with NEOs constitute “at-will” employment, meaning the NEO can terminate employment at any time, for any reason or for no reason. Similarly, the Company is free to terminate an NEO at any time, for any reason or for no reason. NEOs receive an annual base salary and are eligible to earn an annual performance-based cash bonus. In determining the annual performance-based cash bonus for each NEO, the NEO’s annual base salary is multiplied by his target bonus percentage, and the resulting amount is then multiplied by the corporate performance percentage approved by the Board, which is dependent on the achievement of corporate performance goals. NEOs are also eligible to receive an equity interest in the Company in the form of option awards. Option awards granted prior to July 2019 generally vest over a 4-year period from either the date of grant or the commencement of service and are subject to continued service requirements. Beginning in July 2019, stock options granted generally include a performance condition related to our development program. Option awards are subject to accelerated vesting in the event of an NEO’s termination of employment by reason of death or disability or by the Company without cause within 24 months after the occurrence of a change in control. Compensation arrangements with NEOs do not provide for severance benefits.

Defined Contribution Plan

In 2016, we adopted a defined contribution 401(k) plan available to eligible employees, including NEOs. Employee contributions are voluntary, determined on an individual basis and limited to the maximum amount allowable under U.S. federal tax regulations. We make a mandatory annual contribution of 3% of the eligible employees’ compensation to the 401(k) plan. In addition, we make matching contributions of up to 6% of the eligible employees’ compensation to the 401(k) plan.

CEO Pay Ratio

We determined the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (the “CEO Pay Ratio”) in accordance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K.

For the year ended December 31, 2020:

•	the annual total compensation of Kevin Tang, our Chief Executive Officer, was $1.00;
•	the annual total compensation of our median employee was $335,654; and
•	the CEO Pay Ratio was 0.000003:1.

We identified our median employee as of December 31, 2020 based on a consistently applied compensation measure defined as the sum of: (i) annual base salary; (ii) annual target performance-based cash bonus; and (iii) grant-date fair value of option awards granted in 2020. We then calculated the annual total compensation of our median employee using the same methodology used for our NEOs in the Summary Compensation Table above.

Director Compensation

We adopted a director compensation plan whereby we pay an annual retainer of $50,000 per year to each non-employee director, with an additional $15,000 annual fee for service as chairperson of the Audit Committee and $10,000 annual fee for service as chairperson of the Compensation Committee. Such cash fees are generally paid quarterly in the last month of the quarter in which services are provided. We also may periodically grant option awards to such directors, but we have no current commitments to do so. We reimburse our directors for their reasonable out-of-pocket expenses incurred in performing services, including expenses for attending board and committee meetings.

The following table shows the compensation earned in 2020 by the directors who served on the Board during the year ended December 31, 2020:

	Fees Earned or	Option
Name	Paid in Cash	Awards(1)	Total
Kevin Tang(2)	$-	$-	$-
Aaron Davis(2)	$-	$-	$-
Craig Johnson	$75,000	$199,442	$274,442
Laura Johnson	$50,000	$199,442	$249,442
Robert Rosen	$50,000	$199,442	$249,442
(1)

The amounts reported in this column reflect the grant-date fair values of stock options granted to the directors calculated in accordance with FASB ASC Topic 718, Compensation–Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 6 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. The aggregate number of option awards outstanding for Mr. Johnson, Ms. Johnson and Mr. Rosen as of December 31, 2020 was 131,030, 75,000 and 131,030, respectively. There were no option awards held by Messrs. Tang and Davis as of December 31, 2020.

(2)	Messrs. Tang and Davis have waived all compensation for their services on the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of our equity interests as of May 7, 2021 by:

•	each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our NEOs;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage ownership information shown in the column titled “Percentage of Shares Beneficially Owned” in the table below is based on 38,507,109 shares of common stock outstanding as of May 7, 2021.

Beneficial ownership is determined in accordance with the rules of the SEC and includes information from SEC filings as of May 7, 2021. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all equity interests beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each individual listed in this table is 3 East 28th Street, 10th Floor, New York, New York 10016.

	Number of Shares	Percentage of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Beneficially Owned(1)
Greater than 5% Holders
Tang Capital Partners, LP(2)	15,753,697	40.9%
Boxer Capital(3)	5,607,086	14.6%
Janus Henderson Group plc(4)	2,723,248	7.1%
Named Executive Officers and Directors
Kevin Tang(2)	15,753,697	40.9%
Aaron Davis(3)	645,756	1.7%
Joseph O'Connell, M.D.(5)	245,322	* %
Craig Johnson(6)	104,894	* %
Robert Rosen(7)	101,894	* %
Laura Johnson(8)	35,104	* %
Michael Hearne(9)	31,462	* %
All executive officers and directors as a group (7 persons)	16,918,129	43.7%
*	Indicates ownership of less than one percent.
(1)

Shares of common stock underlying stock options exercisable within 60 days after May 7, 2021 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the stock options but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Includes 15,514,566 shares of common stock based on Form 4 filed with the SEC on December 23, 2020 plus 239,131 shares of common stock owned by Odonate Holdings, LLC for which Tang Capital Partners, LP (“TCP”) has voting rights. Kevin Tang, our Chairman and Chief Executive Officer, is the manager of the general partner of TCP. Mr. Tang has a pecuniary interest in the shares beneficially held by TCP. The address of the foregoing entities is 4747 Executive Drive, Suite 210, San Diego, California 92121.

(3)

Based on Form 4 filed with the SEC on December 30, 2020. Aaron Davis, one of our directors, is Chief Executive Officer of Boxer Capital. The address of Boxer Capital is 12860 El Camino Real, Suite 300, San Diego, California 92130.

(4)	Based on Schedule 13G filed with the SEC on February 12, 2021. The address of Janus Henderson Group plc is 201 Bishopsgate, London EC2M 3AE, United Kingdom.
(5)

Includes 181,108 shares of common stock underlying incentive units, 60,604 shares of common stock underlying stock options exercisable by Dr. O’Connell within 60 days after May 7, 2021 and 3,610 shares of common stock.

(6)

Includes 76,894 shares of common stock underlying incentive units, 25,000 shares of common stock underlying stock options exercisable by Mr. Johnson within 60 days after May 7, 2021 and 3,000 shares of common stock.

(7)	Includes 76,894 shares of common stock underlying incentive units and 25,000 shares of common stock underlying stock options exercisable by Mr. Rosen within 60 days after May 7, 2021.
(8)	Includes 35,104 shares of common stock underlying stock options exercisable by Ms. Johnson within 60 days after May 7, 2021.
(9)

Includes 28,842 shares of common stock underlying stock options exercisable by Mr. Hearne within 60 days after May 7, 2021 and 2,620 shares of common stock. Mr. Hearne, our Chief Financial Officer, is Chief Financial Officer of the general partner of TCP. Mr. Hearne has a pecuniary interest in the shares beneficially held by TCP.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have described below each transaction or series of similar transactions since January 1, 2019, or any currently proposed transaction, to which we were or are a party in which:

•	the amount involved exceeded or exceeds $120,000; and

•

any of our directors or executive officers, any beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to such securities.

Related Party Transactions

On September 1, 2020, we closed an underwritten public offering of 5,614,036 shares of common stock at a public offering price of $14.25 per share (collectively with the underwriters’ option, the “September 2020 Offering”). The underwriters exercised in full their option to purchase 842,105 additional shares of common stock. In the September 2020 Offering, Tang Capital Partners, LP (“TCP”), of which Mr. Tang, our Chairman and Chief Executive Officer, is the manager of the general partner, purchased 1,052,631 shares of common stock through the underwriters at the public offering price for an aggregate purchase price of $15.0 million. Boxer Capital, of which Mr. Davis, one of our directors, is Chief Executive Officer, purchased 1,403,509 shares of common stock through the underwriters at the public offering price for an aggregate purchase price of $20.0 million. Wellington Management Group LLP, a beneficial owner of more than 5% of any class of our voting securities at the time of the September 2020 Offering, purchased 1,600,000 shares of common stock through the underwriters at the public offering price for an aggregate purchase price of $22.8 million. Janus Henderson Group plc, which was a beneficial owner of more than 5% of any class of our voting securities at the time of the September 2020 Offering, purchased 950,000 shares of common stock through the underwriters at the public offering price for an aggregate purchase price of $13.5 million.

On June 28, 2019, we closed an underwritten public offering of 4,750,000 shares of common stock at a public offering price of $26.00 per share (collectively with the underwriters’ option, the “June 2019 Offering”). On July 2, 2019, the underwriters exercised in full their option to purchase 712,500 additional shares of common stock. In the June 2019 Offering, TCP purchased 769,231 shares of common stock through the underwriters at the public offering price for an aggregate purchase price of $20.0 million. Boxer Capital purchased 384,615 shares of common stock through the underwriters at the public offering price for an aggregate purchase price of $10.0 million. Wellington Management Group LLP, a beneficial owner of more than 5% of any class of our voting securities at the time of the June 2019 Offering, purchased 1,830,282 shares of common stock through the underwriters at the public offering price for an aggregate purchase price of $47.6 million. Jeff Vacirca, M.D., a director at the time of the June 2019 Offering, purchased 19,231 shares of common stock through the underwriters at the public offering price for an aggregate purchase price of $0.5 million.

OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice of the 2021 Annual Meeting of Stockholders, the 2020 Annual Report and the proxy card or voting instruction form, until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources.

If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Secretary at Odonate Therapeutics, Inc., 3 East 28th Street, 10th Floor, New York, New York 10016 or call (332) 206-0935, and we will promptly deliver the proxy materials to you. You may also submit a request to the aforementioned address or phone number if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.

Availability of Additional Information

Along with this Proxy Statement, we have provided each stockholder of record a copy of our 2020 Annual Report. We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2020, including exhibits, on the written or oral request of any stockholder of record or beneficial owner of our common stock. Please send a written request to our Secretary at Odonate Therapeutics, Inc., 3 East 28th Street, 10th Floor, New York, New York 10016 or call (332) 206-0935.

By Order of the Board of Directors,

/s/ Kevin Tang
Kevin Tang Chairman and Chief Executive Officer

New York, New York
June 1, 2021

P.O. BOX 8016, CARY, NC 27512-9903  INTERNET  Go to: www.proxypush.com/ODT   • Cast your vote online  • Have your Proxy Card ready  • Follow the simple instructions to record your vote  PHONE Call 1-866-390-5360   • Use any touch-tone telephone  • Have your Proxy Card ready  • Follow the simple recorded instructions  MAIL   • Mark, sign and date your Proxy Card  • Fold and return your Proxy Card in the postage-paid  envelope provided  You must register online at www.proxydocs.com/  ODT to attend and/or participate in the meeting     Odonate Therapeutics, Inc.   Annual Meeting of Stockholders   For stockholders of record on May 07, 2021   TIME: Thursday, June 24, 2021 09:00 AM, Pacific Time  PLACE: Annual Meeting of Stockholders to be held via a live webcast  Please visit www.proxydocs.com/ODT for more details.   This proxy is being solicited on behalf of the Board of Directors   The undersigned hereby appoints Kevin Tang and Michael Hearne (the "Named Proxies"), and each or either of them, as the true and lawful attorneys  of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all of the shares of common stock of  Odonate Therapeutics, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment  thereof on the matters specified and on such other matters as may be properly brought before the Annual Meeting or any adjournment thereof,  conferring authority on such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the Annual Meeting  and revoking any proxy heretofore given.   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED  IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein.  In their discretion, the Named Proxies are authorized to vote on such other matters that may properly come before the Annual Meeting or any  adjournment or postponement thereof.   You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in  accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return  this card.   PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Odonate Therapeutics, Inc.

Annual Meeting of Stockholders

Please make your marks like this: [X] Use dark black pencil or pen only

The Board of Directors recommends a vote "FOR" all director nominees and "FOR" Proposals 2 and 3.

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	AGAINST	ABSTAIN	
	1.01 Kevin Tang	☐	☐	☐	FOR
	1.02 Aaron Davis	☐	☐	☐	FOR
	1.03 Craig Johnson	☐	☐	☐	FOR
	1.04 Laura Johnson	☐	☐	☐	FOR
	1.05 Robert Rosen	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	Ratification of the selection of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021	☐	☐	☐	FOR
3.	Advisory approval of the Company's executive compensation	☐	☐	☐	FOR

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